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                                            FORTIS WORLDWIDE
                                            PORTFOLIOS
                                            SEMIANNUAL REPORT

                                            APRIL 30, 1999



                                            FORTIS FINANCIAL GROUP

FORTIS WORLDWIDE PORTFOLIOS, INC. SEMIANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULES OF INVESTMENTS
   GLOBAL GROWTH PORTFOLIO                                     6
   INTERNATIONAL EQUITY PORTFOLIO                             10

STATEMENTS OF ASSETS AND LIABILITIES                          14

STATEMENTS OF OPERATIONS                                      15

STATEMENTS OF CHANGES IN NET ASSETS
   GLOBAL GROWTH PORTFOLIO                                    16
   INTERNATIONAL EQUITY PORTFOLIO                             17

NOTES TO FINANCIAL STATEMENTS                                 18

BOARD OF DIRECTORS AND OFFICERS                               24

OTHER PRODUCTS AND SERVICES                                   25

- TOLL-FREE PERSONAL ASSISTANCE

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- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

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FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL
YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the past six-months, refer to the Highlights box below. The letter from the portfolio managers and president provides a more detailed analysis of the fund, and financial markets.

The charts following the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your Fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999

                                                 CLASS A      CLASS B      CLASS C     CLASS H
                                                 --------     --------     --------   ---------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 23.18      $ 22.54      $ 22.55       $22.54
  End of period..............................    $ 26.55      $ 25.72      $ 25.74       $25.73
TOTAL RETURN*                                      14.54%       14.11%       14.15%      14.15%

INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 10.36      $ 10.33      $ 10.32       $10.32
  End of period..............................    $ 13.08      $ 13.06      $ 13.06       $13.05
TOTAL RETURN*                                      27.36%       26.82%       26.94%      26.84%
DISTRIBUTIONS PER SHARE
From net investment income...................    $ 0.097      $ 0.034      $ 0.034       $0.034

    * These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS WORLDWIDE PORTFOLIOS

                                     [Photo]

DEAR SHAREHOLDER,

Thank you for choosing the Fortis Global Growth Portfolio and Fortis International Equity Portfolio to help achieve your financial goals. The Fortis Global Growth Portfolio seeks growth opportunities anywhere in the world, including the United States. The Fortis International Portfolio focuses on blue chip investments outside of the United States.

During the six-month period ended April 30, 1999, the Fortis Global Growth Portfolio had a total return of 14.54% for class A shares before sales charge, which compared to a total return of 19.78% for the Morgan Stanley Capital International World Index (MSCI). The outperformance of large global companies continued into 1999, once again fueling the performance of the MSCI which is a market capitalization weighted index. The Fortis Global Growth Portfolio has investments in large growth and mid-sized growth companies anywhere in the world. Historically, the fund has outperformed the index during periods of broad stock market participation, when many market sectors participate in the general advance. In recent years, the world's equity markets have had a fairly narrow participation, which means that many stocks have not kept up with the performance of large capitalization indices. We are encouraged that recent stock market activity has demonstrated a broadening in participation.

At the end of the six-month period April 30, 1999, the Fortis Global Growth Portfolio was highly diversified with individual holdings in 20 nations. Foreign holdings represented 53.45% of total net assets, while holdings in the United States represented 40.97%. Our long-term goal is to invest in the world's best positioned and best managed growth companies regardless of where they are domiciled. Our focus has been in high growth segments of the world's economy. These include areas such as cellular telecommunications, cable television, semiconductor capital equipment, and certain companies involved in activities related to the growth of the internet. In recent months we have made some meaningful changes in the fund's holdings. We have increased the fund's weighting in the Japanese market. Other changes include the addition of global companies which will benefit by a recovering global economy. These include companies involved in building products, paper, metals and energy.

The Fortis International Equity Portfolio over the past six months ended April 30, 1999, had a total return of 27.36% for class A shares before sales charge, which compared to a total return of 15.44% for the MSCI EAFE (Europe, Australia, Far East) index. The EAFE index is the traditional representation of non North American equity markets. This market capitalization weighted index is dominated by European 47.5%, United Kingdom 22.7%, and Japanese holdings 23.1%. At the end of April, the Fortis International Equity Portfolio had significant investments in Europe 47.4%, the United Kingdom 12.2% and Japan 19%. Our goal with this portfolio is to provide investors with an international fund that is highly diversified in all major economic and investment segments of the world outside of the United States. The performance of the portfolio over the past six months has been influenced by the strong gains experienced in the large blue chip holdings and an above average exposure to Japan. The strong improvement in emerging regions and Japan, along with several holdings in Europe and the United Kingdom, have influenced the fund's performance.

GLOBAL ECONOMY

The outlook for the world's economy has improved over the past several months. The Russian/hedge fund financial crisis of the summer of 1998 has become a distant memory in a very short period of time. Since October of 1998, the various central banks around the world have reduced interest rates drastically in an attempt to stimulate the world economy. This movement was led by the Federal Reserve Board of the United States which cut interest rates three times during the past eight months. In the spring of 1999, the European nations reduced interest rates in an effort to stimulate their slowing economies. In recent months, Japan has announced significant personal and corporate tax cuts which are permanent in nature and should eventually impact economic activity. These are in conjunction with a significant fiscal stimulus program and other attempts to shore up a weakened banking system through government assistance. Overall, these attempts to stimulate or "reflate" the world's economy should eventually result in a more favorable global economic outlook. During the past six months, the economy of the United States has been the primary engine of global economic growth. Our economy has benefitted from the disinflationary trends caused by excess capacity. Lower interest rates and lower inflationary pressures have resulted in strong financial markets and have helped to enhance consumer wealth.

It appears that the economic crises in Asia has ended. The economies of several of the southeastern Asian nations have bottomed in activity with some, such as Thailand and South Korea, actually showing signs of strength. The key economies of the Asian region, however, are Japan and China. The Japanese economy continues to struggle due to a weak banking system and the need to restructure corporate Japan. This will lead to significant layoffs and cost cutting measures. In the short run, economic activity could slow further before recovery fully takes place. In China, the economy is suffering from enhanced competition from its Asian neighbors for various export related activities. There are significant pressures for China to devalue its currency in order to promote its competitiveness. Attempts have been made to stimulate the Chinese economy and this should result in moderate economic growth in 1999. Overall, Asia is improving its economic outlook; however, it should take time before we get back to previous levels of economic activity experienced during the mid-1990s.

GLOBAL EQUITY MARKETS

Over the past six months, company size has remained the key variable in performance in most equity markets. Although many of the major indices which are dominated by the biggest companies have appreciated strongly in value, the average stock has not. This narrowing of the stock market's focus has been a concern for the past several years. With the perception of an improving global economy, it is likely that the participation in the world's equity markets will broaden. In recent months, we have seen a dramatic turnaround in the performance of cyclical issues and emerging stock markets, which will benefit from a better global economic outlook. This demonstrates the market's perception that the bottom of the global recession has been reached. This perception could result in significant outperformance by stock market categories which have lagged the major indices over the past several years. We are confident that this will include mid-sized growth companies in all of the world's stock markets.

PORTFOLIO STRATEGY

In recent months, our strategy has incorporated an increased weighting in the Japanese stock market. The Fortis Global Growth Portfolio (11.1%), and the Fortis International Portfolio (19%) are around market weight in the

Japanese stock market for the first time in their existence (Japan represents 10.8% of the MSCI and 23.1% of EAFE Index). Japan has been in a recessionary environment since 1990 and has not been a favored area of investment for several years. There are significant changes occurring in Japan which hopefully will lead to an improved outlook for corporate profitability. These include government programs to deregulate many aspects of the Japanese economy and restructuring activities by individual companies. These changes, while likely to be disruptive for the Japanese economy over the near term, are necessary if Japan hopes to remain competitive on a global basis in the future. These changes should result in better returns on investment for corporate Japan.

In Europe we have been overweight in our portfolios for some time. This has been due in part to a lack of attractive options in other parts of the world. Until recently, both Japan and the emerging regions have been undesirable areas of investment due to their less than robust economies and weakened banking systems. The improvements going on in Asia have triggered a shift of part of our assets from Europe and the USA to Japan. Europe still remains a key investment focus, however, in the international portions of our portfolios. The surprising weakness of the Euro, the new European currency, has been due to a stronger than expected U.S. economy and the political and military uncertainty associated with the Kosovo situation. Overall we continue to find sound companies in Europe in both growth segments and in the more economically sensitive areas. In the United States, the equity markets over the past six months have demonstrated strong growth, especially in the mega-cap growth and the internet segments of the market. Many sectors of the U.S. stock market have not participated to the same degree. This is beginning to change due to the improved outlook for the world's economy. Economically sensitive companies such as energy, building products, paper, and metals are beginning to demonstrate strong performance due to stabilizing commodity export prices. These trends have helped the emerging regions of Asia and Latin America, which tend to be heavily dependent on commodity exports. The mid-sized growth segment of the U.S. market has substantially underperformed the major stock market indices for the past several years. An improving global economy with low inflation and low interest rates could bring investors back to this much neglected segment of the U.S. market. We have said in the past that this is the most undervalued portion of the U.S. market. Longer term, we expect this area to outperform due to its superior growth characteristics and significant undervaluation.

LONG TERM OUTLOOK

The longer term outlook for investing in global equities remains favorable. The improvement of the world's economy should take shape in coming months. There is a risk of an over stimulation of the lagging economies through the government policies which have been initiated. We will keep a watchful eye for signs of synchronized global recovery because it could lead to increased inflationary pressures. Overall, this risk is still low as the world economy is likely to grow at a moderate rate with reasonable levels of inflation. We are hopeful that the broadening of the equity markets will continue as investors look for a more favorable global economic backdrop as we enter the year 2000.

THANK YOU FOR YOUR INVESTMENT

We appreciate your investment in the Fortis Global Growth and the Fortis International Equity Portfolios. If you have any questions, please call us or your investment professional.

Sincerely,

 /s/ Dean C. Kopperud        /s/ Lucinda S. Mezey          /s/ James S. Byrd
   Dean C. Kopperud            Lucinda S. Mezey              James S. Byrd
       President                Vice President,             Vice President
                                   Equities

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 4/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                    41.0%
Other                            11.5%
Japan                            10.5%
France                            7.0%
Cash
Equivalents/Receivables           5.6%
United Kingdom                    4.8%
Finland                           4.1%
Germany                           4.1%
Netherlands                       4.0%
Italy                             2.9%
Spain                             2.3%
Israel                            2.2%

TOP 10 EQUITY HOLDINGS AS OF 4/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia OYJ K Shares (Finland)                             3.1%
 2.  Tellabs, Inc. (United States)                            2.9%
 3.  Perkin-Elmer Corp. (United States)                       2.7%
 4.  Cisco Systems, Inc. (United States)                      2.4%
 5.  Outback Steakhouse, Inc. (United States)                 2.4%
 6.  Bed Bath & Beyond, Inc. (United States)                  2.3%
 7.  Cheesecake Factory, Inc. (United States)                 2.0%
 8.  Ericsson (L.M.) Telephone Co. Class B ADR(Sweden)        2.0%
 9.  Orange plc (United Kingdom)                              2.0%
10.  Telefonica de Espana Sa (Spain)                          1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares Diamond                      -2.58%    +13.54%
Class B shares Diamond Diamond              -6.08%    +13.27%
Class C shares Diamond                      -2.57%    +13.56%
Class C shares Diamond Diamond              -3.57%    +13.56%
Class H shares Diamond                      -2.57%    +13.55%
Class H shares Diamond Diamond              -6.07%    +13.28%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed within year three or four, 2.00% if redeemed in year five, and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on
                 April 30, 1999.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  GLOBAL GROWTH PORTFOLIO

                                             MSCI World Index***                  Class A
7/8/91                                                   $10,000                   $9,525
92                                                       $10,427                  $10,518
93                                                       $12,130                  $11,943
94                                                       $13,633                  $13,548
95                                                       $15,034                  $14,090
96                                                       $17,932                  $19,762
97                                                       $19,874                  $19,477
98                                                       $25,742                  $25,719
99                                                       $29,956                  $25,225
GLOBAL GROWTH PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                                          1 YEAR                   5 YEAR     SINCE JULY 8, 1991@
WITH SALES CHARGE*                                        -6.58%                  +12.14%                 +12.57%
WITHOUT SALES CHARGE**                                    -1.92%                  +13.24%                 +13.27%

                      Annual period ended April 30, 1999

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 4/30/99

ADDITIONS:                                          ELIMINATIONS:
Advantest Corp.                                     3Com Corp.
Aiful Corp.                                         Avis Europe plc
Alcoa, Inc.                                         Barco N.V.
Brinker International, Inc.                         Data Processing Resources Corp.
Dixons Group plc                                    Glaxo Wellcome plc ADR
Korea Electric Power Corp. ADR                      Networks Associates, Inc.
MCI WorldCom, Inc.                                  Novartis AG
Media One Group, Inc.                               Randstad Holdings N.V.
Motorola, Inc.                                      Service Corp. International
Reader's Digest Association, Inc. Class A           Total Renal Care Holdings, Inc.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 4/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                            16.8%
Other                            13.3%
Cash
Equivalents/Receivables          11.5%
United Kingdom                   10.8%
Germany                           9.7%
Netherlands                       9.3%
France                            8.8%
Italy                             4.8%
Spain                             3.6%
United States                     3.5%
Finland                           3.0%
Israel                            2.7%
Canada                            2.2%

TOP 10 EQUITY HOLDINGS AS OF 4/30/99

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Fujitsu Support and Service, Inc. (Japan)                2.0%
 2.  Nokia Oyj Corp. ADR Class A (Finland)                    1.7%
 3.  United Pan-Europe Communications N.V.
     (Netherlands)                                            1.7%
 4.  Global TeleSystems Group, Inc. (United States)           1.7%
 5.  ARM Holdings plc (United Kingdom)                        1.7%
 6.  Equant N.V. (France)                                     1.5%
 7.  Telecom Italia S.p.A. (Italy)                            1.5%
 8.  Telefonica S.A. ADR (Spain)                              1.4%
 9.  Tokyo Electron Ltd. (Japan)                              1.3%
10.  Aiful Corp. (Japan)                                      1.3%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares Diamond                     +15.22%    +21.37%
Class B shares Diamond Diamond             +11.62%    +18.47%
Class C shares Diamond                     +15.22%    +21.37%
Class C shares Diamond Diamond             +14.22%    +21.37%
Class H shares Diamond                     +15.23%    +21.29%
Class H shares Diamond Diamond             +11.63%    +18.39%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on April 30, 1999.
              + Since March 2, 1998 -- Date shares were first offered to the public.

INTERNATIONAL EQUITY PORTFOLIO CLASS A
VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                              International Equity Portfolio
                                                     MSCI EAFE Index***                              Class A
3/2/98                                                          $10,000                               $9,525
98                                                              $10,394                              $10,372
99                                                              $11,413                              $12,015
INTERNATIONAL EQUITY PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                                                                                       SINCE
                                                                 1 YEAR                       MARCH 2, 1998@
With Sales Charge*                                              +10.34%                              +17.04%
Without Sales Charge**                                          +15.65%                              +22.02%

                      Annual period ended April 30, 1999
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of the stocks of Europe, Australia and the Far East.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 4/30/99

ADDITIONS:                                          ELIMINATIONS:
Aiful Corp.                                         Cap Gemini S.A.
Asia Pulp & Paper Company Ltd. ADR                  Coflexip S.A. ADR
Broken Hill Proprietary Company Ltd. ADR            Computacenter plc
Domtar, Inc.                                        Dresdner Bank AG
Granada Group plc                                   Electricidade de Portugal S.A.
Korea Electric Power Corp. ADR                      Glaxo Wellcome plc ADR
Softbank Corp.                                      Ixos Software AG
Telewest Communications plc                         Megachips Corp.
United Pan-Europe Communications N.V.               Networks Associates, Inc.
Yamada Denki                                        Royal & Sun Alliance Insurance Group plc

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
April 30, 1999 (Unaudited)

COMMON STOCKS-92.58%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               AUSTRALIA-0.62%
     84,000    Broken Hill Proprietary Co. Ltd. -- STEEL AND
                 IRON.......................................   $   925,599     $     951,155
                                                               ------------    -------------
               BRAZIL-0.44%
     34,000    Aracruz Celulose S.A. ADR -- FOREST
                 PRODUCTS...................................       687,306           680,000
     11,000    Telecomunicacoes Brasileiras S.A.-Telebras
                 ADR -- TELEPHONE SERVICES..................           753               859
                                                               ------------    -------------
                                                                   688,059           680,859
                                                               ------------    -------------
               FINLAND-4.11%
     40,900    KCI Konecranes International plc
                 (e) -- MACHINERY...........................     1,094,907         1,514,526
     62,000    Nokia Oyj -- TELECOMMUNICATION EQUIPMENT.....       321,171         4,785,226
                                                               ------------    -------------
                                                                 1,416,078         6,299,752
                                                               ------------    -------------
               FRANCE-7.03%
      8,000    Axa -- INSURANCE.............................       923,437         1,034,300
     12,500    Casino Guichard Perrachon S.A. -- FOOD.......     1,237,297         1,232,569
      6,000    Dexia France -- BANKS........................       753,423           841,110
      4,300    Groupe Danone -- FOOD........................       782,321         1,150,998
      1,580    Promodes -- FOOD.............................     1,051,925         1,002,984
     27,500    Rhone-Poulenc (Warrants) (a) -- CHEMICALS....        93,872            82,500
     27,500    Rhone-Poulenc S.A. ADR -- CHEMICALS..........     1,117,228         1,295,937
      8,000    Sanofi S.A. -- DRUGS.........................       643,048         1,255,211
     14,000    Sidel -- MACHINERY...........................     1,089,395         1,688,567
      7,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                 AND SEWER..................................     1,248,691         1,192,365
                                                               ------------    -------------
                                                                 8,940,637        10,776,541
                                                               ------------    -------------
               GERMANY-2.96%
     12,000    HypoVereinsbank -- BANKS.....................       780,908           793,500
     12,500    Mannesmann AG -- MACHINERY...................     1,192,057         1,638,577
     81,600    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................     1,316,068         1,389,957
     10,000    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....       651,086           707,802
                                                               ------------    -------------
                                                                 3,940,119         4,529,836
                                                               ------------    -------------
               HUNGARY-1.66%
     35,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......       832,750           984,375
     70,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                 (e) -- OIL-CRUDE PETROLEUM AND GAS.........       567,000         1,560,636
                                                               ------------    -------------
                                                                 1,399,750         2,545,011
                                                               ------------    -------------
               ISRAEL-2.20%
     38,000    ECI Telecommunications
                 Ltd. -- TELECOMMUNICATION EQUIPMENT........       670,706         1,401,250
     43,000    Teva Pharmaceutical Industries Ltd.
                 ADR -- DRUGS...............................     1,634,437         1,967,250
                                                               ------------    -------------
                                                                 2,305,143         3,368,500
                                                               ------------    -------------
               ITALY-2.86%
      9,000    Assicurazioni Generali -- INSURANCE..........       342,519           350,886
     67,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....     1,310,726         1,281,375
    258,200    Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................     1,831,810         2,750,877
                                                               ------------    -------------
                                                                 3,485,055         4,383,138
                                                               ------------    -------------
               JAPAN-10.51%
     21,000    Advantest Corp. -- MACHINERY.................     1,430,224         1,606,250
     14,640    Aiful Corp. -- FINANCIAL SERVICES............       846,791         1,198,281
     55,000    Bank of Tokyo-Mitsubishi Ltd. -- BANKS.......       784,103           811,880
      9,000    Canon Sales Co., Inc. -- CONSUMER GOODS......       143,671           139,564
     50,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       727,099         1,212,500
    125,000    Fuji Bank Ltd. -- BANKS......................       760,392           975,998
     41,000    Fujitsu Ltd. -- MISCELLANEOUS................       633,135           702,425
      3,000    Fujitsu Support and Service, Inc.
                 (e) -- BUSINESS SERVICES...................        93,974           366,942
     21,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                 MANUFACTURERS..............................       793,595           925,397
     30,000    Kirin Brewery Company Ltd. -- BEVERAGE.......       373,847           339,295
     62,000    NEC Corp. -- BUSINESS SERVICES...............       750,325           740,686

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
        217    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................   $ 1,832,201     $   2,363,339
      7,500    Softbank Corp. -- COMPUTER-SOFTWARE..........       380,017           998,408
     15,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       973,223         1,401,164
     58,000    Sumitomo Bank Ltd. -- BANKS..................       789,407           785,222
     19,000    Takeda Chemical Industries -- DRUGS..........       770,866           826,122
     12,600    Tokyo Electron Ltd. -- MACHINERY.............       422,165           717,798
                                                               ------------    -------------
                                                                12,505,035        16,111,271
                                                               ------------    -------------
               MEXICO-1.65%
     34,500    Grupo Televisa S.A. GDR -- BROADCASTING......     1,098,100         1,414,500
     50,200    Panamerican Beverages, Inc. Class
                 A -- BEVERAGE..............................     1,077,907         1,113,812
                                                               ------------    -------------
                                                                 2,176,007         2,528,312
                                                               ------------    -------------
               NETHERLANDS-4.04%
     26,500    IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................       845,739         1,202,787
     35,000    Pakhoed N.V. -- TRANSPORTATION...............       937,878           810,957
     60,000    VNU N.V. -- PUBLISHING.......................     1,395,594         2,431,283
     40,000    Wolters Kluwer N.V. -- PUBLISHING............       500,209         1,743,583
                                                               ------------    -------------
                                                                 3,679,420         6,188,610
                                                               ------------    -------------
               NORWAY-1.12%
     50,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................       672,606           837,500
     70,000    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 FIELD SERVICES.............................       493,694           875,000
                                                               ------------    -------------
                                                                 1,166,300         1,712,500
                                                               ------------    -------------
               PORTUGAL-0.72%
     26,200    Portugal Telecom S.A. ADR -- TELEPHONE
                 SERVICES...................................       826,446         1,105,312
                                                               ------------    -------------
               SINGAPORE-0.48%
     70,000    Asia Pulp & Paper Company Ltd. ADR
                 (a) -- PAPER...............................       629,706           735,000
                                                               ------------    -------------
               SOUTH KOREA-0.66%
     61,000    Korea Electric Power Corp.
                 ADR -- UTILITIES-ELECTRIC..................       816,362         1,006,500
                                                               ------------    -------------
               SPAIN-2.35%
     45,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       620,911           733,194
     20,600    Telefonica S.A. ADR -- TELEPHONE SERVICES....     1,381,717         2,871,125
                                                               ------------    -------------
                                                                 2,002,628         3,604,319
                                                               ------------    -------------
               SWEDEN-2.11%
    114,000    Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........       999,375         3,078,000
     79,300    Industri-Matematik International Corp.
                 (a) -- COMPUTER-SOFTWARE...................       726,847           148,687
                                                               ------------    -------------
                                                                 1,726,222         3,226,687
                                                               ------------    -------------
               SWITZERLAND-1.30%
        100    Roche Holding AG -- DRUGS....................       522,734         1,178,325
      2,400    UBS AG -- BANKS..............................       814,369           816,552
                                                               ------------    -------------
                                                                 1,337,103         1,994,877
                                                               ------------    -------------
               UNITED KINGDOM-4.79%
    122,700    Capita Group plc -- BUSINESS SERVICES........       266,142         1,298,953
     58,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                 RADIO, TV, AUDIO...........................       728,446         1,242,032
     38,700    Energis plc (a) -- TELEPHONE SERVICES........       185,606         1,055,547
    225,000    Orange plc (a) -- TELEPHONE SERVICES.........       707,347         3,053,959
    150,000    Telewest Communications plc
                 (a)(e) -- TELECOMMUNICATIONS...............       452,671           691,941
                                                               ------------    -------------
                                                                 2,340,212         7,342,432
                                                               ------------    -------------
               UNITED STATES-40.97%
     18,000    Alcoa, Inc. -- METALS-MINING AND
                 MISCELLANEOUS..............................       945,329         1,120,500
     26,000    Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       546,969         1,878,500
      5,000    America Online, Inc.
                 (a) -- COMPUTER-SOFTWARE...................       478,529           713,750
     11,000    Applied Materials, Inc.
                 (a) -- ELECTRONIC-CONTROLS AND EQUIPMENT...       616,344           589,875
    109,500    Avant! Corp. (a) -- COMPUTER-SOFTWARE........     2,047,110         1,478,250

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
     33,750    Baker Hughes, Inc. -- MACHINERY-OIL AND
                 WELL.......................................   $   446,142     $   1,008,281
    100,000    Bed Bath & Beyond, Inc.
                 (a) -- RETAIL-SPECIALTY....................     1,145,684         3,568,750
     51,700    Blyth Industries, Inc. (a) -- CONSUMER
                 GOODS......................................     1,505,264         1,176,175
     38,000    Brinker International, Inc.
                 (a) -- RESTAURANTS AND FRANCHISING.........     1,093,361         1,049,750
     19,950    Cardinal Health, Inc. -- HEALTH CARE
                 SERVICES...................................       686,723         1,193,259
    110,550    Cheesecake Factory (The), Inc.
                 (a) -- RESTAURANTS AND FRANCHISING.........     2,212,505         3,095,400
     32,000    Cisco Systems, Inc.
                 (a) -- COMPUTER-COMMUNICATION EQUIPMENT....       174,472         3,650,000
     33,000    Citrix Systems, Inc.
                 (a) -- COMPUTER-SOFTWARE...................     1,103,487         1,402,500
     11,000    Comcast Corp. Special Class
                 A -- BROADCASTING..........................       683,173           722,562
     70,300    Covance, Inc. (a) -- HEALTH CARE SERVICES....     1,370,076         1,542,206
     89,000    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................     1,295,656         2,425,250
     12,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       600,000           903,000
     12,200    Galileo International, Inc. -- BUSINESS
                 SERVICES...................................       298,900           597,800
     64,500    Gartner Group, Inc. Class A (a) -- BUSINESS
                 SERVICES...................................       213,375         1,229,531
     10,000    Georgia-Pacific Group -- FOREST PRODUCTS.....       904,427           925,000
     13,000    Global TeleSystems Group, Inc.
                 (a) -- TELECOMMUNICATIONS..................       747,500           859,625
     24,000    Guidant Corp. (a) -- MEDICAL TECHNOLOGY......       853,892         1,288,500
     16,000    International Paper Co. -- PAPER.............       850,504           853,000
     14,600    Intuit, Inc. (a) -- COMPUTER-SOFTWARE........       676,525         1,257,425
     13,000    MCI WorldCom, Inc. (a) -- TELEPHONE
                 SERVICES...................................       972,563         1,068,438
     19,000    Media One Group, Inc. (a) -- CABLE
                 TELEVISION.................................       728,186         1,549,688
     13,000    Medtronic, Inc. (with rights) -- MEDICAL
                 TECHNOLOGY.................................       738,664           935,188
     13,000    Motorola, Inc. -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       898,596         1,041,625
     31,000    Novell, Inc. (a) -- COMPUTER-SOFTWARE........       773,004           689,750
    101,100    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................     2,213,404         3,620,644
     38,000    Perkin-Elmer Corp. -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................     2,660,849         4,108,750
     62,600    Polo Ralph Lauren Corp. (a) -- APPAREL.......     1,478,104         1,392,850
     31,000    Reader's Digest Association, Inc. Class
                 A -- PUBLISHING............................       954,822         1,102,438
     11,682    Schlumberger Ltd. -- OIL AND GAS FIELD
                 SERVICES...................................       423,643           746,188
     33,100    Sykes Enterprises, Inc. (a) -- BUSINESS
                 SERVICES...................................       679,926           678,550
     53,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......     1,469,280         2,497,625
     40,000    Tellabs, Inc. (a) -- TELECOMMUNICATION
                 EQUIPMENT..................................       537,810         4,382,500
     19,000    Univision Communications, Inc.
                 (a) -- BROADCASTING........................       669,000         1,099,625
     10,000    USA Networks, Inc. (a) -- BROADCASTING.......       400,962           373,750
     14,000    Weyerhaeuser Company -- FOREST PRODUCTS......       936,645           939,750
     44,400    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       490,924         2,025,750
                                                               ------------    -------------
                                                                38,522,329        62,781,998
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $90,828,210     $ 141,872,610
                                                               ------------    -------------
                                                               ------------    -------------

PREFERRED STOCKS-1.84%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              BRAZIL-0.66%
    11,000    Telecomunicacoes Brasileiras S.A. ADR
                Preferred (a)  -- TELECOMMUNICATIONS.......   $   678,256     $   1,003,063
                                                              ------------    -------------
              GERMANY-1.18%
     4,900    SAP AG Systeme Preferred
                 -- COMPUTER-SOFTWARE......................       277,461         1,814,469
                                                              ------------    -------------
              TOTAL PREFERRED STOCKS.......................       955,717         2,817,532
                                                              ------------    -------------
                                                              ------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $91,783,927     $ 144,690,142
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-2.87%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-1.24%
   $1,898,274    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 4.71%........   $   1,898,274
                                                                 -------------
                 DIVERSIFIED FINANCE - 1.64%
    2,522,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.79%......................       2,522,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       4,420,274
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $96,204,201)...............................   $ 149,110,416
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At April 30, 1999, the cost of securities for federal income tax purposes was $96,223,349 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $54,967,777
          Unrealized depreciation...........................   (2,080,710)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $52,887,067
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date
Acquired       Shares/Par   Security                                                                             Cost Basis
-------------  -----------  -----------------------------------------------------------------------------------  ----------
1995               70,000   MOL Magyar Olaj-es                                                                   $  567,000
1996-1998          40,900   KCI Konecranes                                                                        1,094,907
1998                3,000   Fujitsu Support                                                                          93,974
1999              150,000   Telewest plc                                                                            452,671

    The value of these securities at April 30, 1999, was $4,134,045, which represents 2.70% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 1999 (Unaudited)

COMMON STOCKS-87.86%

--------------------------------------------------------------------------------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              AUSTRALIA-1.61%
     3,000    Broken Hill Proprietary Co. Ltd.
                ADR -- MINERALS............................   $   54,367     $   67,500
     2,500    World Equity Benchmark Share-Australia Index
                Series -- UNIT INVESTMENT TRUST............       25,100         28,594
                                                              -----------    -----------
                                                                  79,467         96,094
                                                              -----------    -----------
              BRAZIL-1.00%
     3,000    Aracruz Celulose S.A. ADR -- FOREST
                PRODUCTS...................................       53,242         60,000
                                                              -----------    -----------
              CANADA-2.15%
     7,000    Domtar, Inc. -- PAPER........................       56,677         61,285
     1,800    Newbridge Networks Corp. ADR
                (a) -- TELECOMMUNICATIONS..................       47,846         67,050
                                                              -----------    -----------
                                                                 104,523        128,335
                                                              -----------    -----------
              DENMARK-0.80%
       700    Vestas Wind Systems A/S
                (a)(e) -- MACHINERY........................       28,631         47,871
                                                              -----------    -----------
              FINLAND-2.99%
       600    KCI Konecranes International plc
                (e) -- MACHINERY...........................       21,042         22,218
     3,600    Merita plc A Shares -- BANKS.................       20,246         21,520
     1,400    Nokia Oyj Corp., ADR Class
                A -- TELECOMMUNICATION EQUIPMENT...........       50,173        103,862
       780    Tieto Corp. Class B -- BUSINESS SERVICES.....       19,768         31,112
                                                              -----------    -----------
                                                                 111,229        178,712
                                                              -----------    -----------
              FRANCE-8.80%
       700    Axa ADR -- INSURANCE.........................       41,678         44,756
       500    Casino Guichard Perrachon S.A. -- FOOD.......       49,807         49,303
       250    Castorama Dubois
                Investisse -- RETAIL-MISCELLANEOUS.........       37,472         59,909
       300    Dexia France -- BANKS........................       37,840         42,055
     1,000    Equant N.V. (a) -- BUSINESS SERVICES.........       27,020         90,882
       600    Groupe Danone ADR -- FOOD....................       24,411         32,100
        90    Promodes -- FOOD.............................       60,849         57,132
       400    Rhone-Poulenc S.A. ADR -- CHEMICALS..........       18,016         18,850
       200    Sanofi S.A. -- DRUGS.........................       22,534         31,380
       400    Sidel -- MACHINERY...........................       31,111         48,245
       300    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                AND SEWER..................................       45,929         51,101
                                                              -----------    -----------
                                                                 396,667        525,713
                                                              -----------    -----------
              GERMANY-9.03%
       160    Allianz AG -- INSURANCE......................       51,691         51,072
     1,300    BASF AG ADR -- CHEMICALS.....................       54,925         57,008
     1,400    Bayer AG ADR -- CHEMICALS....................       57,750         59,542
       500    DaimlerChrysler AG (a) -- AUTOMOBILE
                MANUFACTURERS..............................       50,405         49,094
     1,100    Deutsche Lufthansa AG (e) -- AIRLINES........       19,789         25,860
     1,200    Hoechst AG ADR -- CHEMICALS..................       50,312         55,500
       500    HypoVereinsbank -- BANKS.....................       36,691         33,062
       500    Mannesmann AG -- MACHINERY...................       44,608         65,543
     1,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                PARTS......................................       21,248         17,034
       800    Siemens AG -- UTILITIES-ELECTRIC.............       58,901         58,994
       940    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....       59,785         66,533
                                                              -----------    -----------
                                                                 506,105        539,242
                                                              -----------    -----------
              GREECE-0.60%
     3,000    Hellenic Telecommunications Organization S.A.
                ADR (a) -- TELECOMMUNICATIONS..............       36,111         35,812
                                                              -----------    -----------
              HONG KONG-0.81%
     4,000    World Equity Benchmark Share-Hong Kong Index
                Series -- UNIT INVESTMENT TRUST............       40,410         48,250
                                                              -----------    -----------
              HUNGARY-0.94%
     2,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......       53,325         56,250
                                                              -----------    -----------
              ISRAEL-2.72%
       900    Comverse Technology, Inc.
                (a) -- COMPUTER-SOFTWARE...................       59,962         57,712
     1,600    ECI Telecommunications
                Ltd. -- TELECOMMUNICATION EQUIPMENT........       53,087         59,000

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
     1,000    Teva Pharmaceutical Industries Ltd.
                ADR -- DRUGS...............................   $   39,550     $   45,750
                                                              -----------    -----------
                                                                 152,599        162,462
                                                              -----------    -----------
              ITALY-4.78%
       500    Assicurazioni Generali -- INSURANCE..........       17,622         19,494
     4,000    Banca Popolare di Lodi -- BANKS..............       51,329         50,361
    10,000    Ducati Motor Holding S.p.A. (a) -- AUTOMOBILE
                MANUFACTURERS..............................       31,770         29,624
     2,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       48,148         38,250
     3,200    Mondadori (Arnoldo) Editore S.p.A.
                (a) -- PUBLISHING..........................       47,374         56,878
     8,500    Telecom Italia S.p.A. -- TELEPHONE
                SERVICES...................................       71,170         90,559
                                                              -----------    -----------
                                                                 267,413        285,166
                                                              -----------    -----------
              JAPAN-16.80%
       600    Advantest Corp. -- MACHINERY.................       40,912         45,893
       960    Aiful Corp. -- FINANCIAL SERVICES............       55,364         78,576
     2,000    Bank of Tokyo-Mitsubishi Ltd. -- BANKS.......       28,528         29,523
     1,000    Canon Sales Co., Inc. -- CONSUMER GOODS......       15,970         15,507
     2,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                SUPPLIES...................................       43,625         48,500
     4,000    Fuji Bank Ltd. -- BANKS......................       24,353         31,232
     3,000    Fujitsu Ltd. -- MISCELLANEOUS................       46,284         51,397
     1,000    Fujitsu Support and Service, Inc. (e)
                 -- BUSINESS SERVICES......................       31,414        122,314
       800    Honda Motor Co. Ltd. ADR -- AUTOMOBILE
                MANUFACTURERS..............................       56,401         70,700
     1,000    Kirin Brewery Company Ltd. -- BEVERAGE.......       12,472         11,310
       150    Matsushita Electric Industrial Co. Ltd.
                ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...       24,456         29,222
     2,000    NEC Corp. -- BUSINESS SERVICES...............       24,214         23,893
     1,024    Nippon Telegraph & Telephone Corp.
                ADR -- TELECOMMUNICATION EQUIPMENT.........       43,355         55,040
     1,000    Shin-Etsu Chemical Co. Ltd. -- CHEMICALS.....       21,663         31,835
       500    Softbank Corp. -- COMPUTER-SOFTWARE..........       25,317         66,561
       400    Sony Corp. ADR -- ELECTRONIC-CONTROLS AND
                EQUIPMENT..................................       28,191         37,000
     2,000    Sumitomo Bank Ltd. -- BANKS..................       27,232         27,077
     1,000    Takeda Chemical Industries -- DRUGS..........       40,577         43,480
     1,400    Tokyo Electron Ltd. -- MACHINERY.............       38,272         79,755
     2,500    World Equity Benchmark Share-Japan Index
                Series -- UNIT INVESTMENT TRUST............       25,725         30,000
     2,000    Yamada Denki -- RETAIL-ELECTRIC PRODUCTS,
                RADIO, TV, AUDIO...........................       45,274         74,561
                                                              -----------    -----------
                                                                 699,599      1,003,376
                                                              -----------    -----------
              MEXICO-2.10%
    27,000    Cifra S.A. de C.V. -- RETAIL-GROCERY.........       39,705         50,552
       900    Grupo Televisa S.A. GDR -- BROADCASTING......       28,666         36,900
     1,700    Panamerican Beverages, Inc. Class
                A -- BEVERAGE..............................       52,490         37,719
                                                              -----------    -----------
                                                                 120,861        125,171
                                                              -----------    -----------
              NETHERLANDS-9.32%
       600    AEGON N.V. ARS -- INSURANCE..................       67,686         57,075
     1,000    Getronics N.V. -- BUSINESS SERVICES..........       40,838         41,103
     1,000    IHC Caland N.V. -- OIL AND GAS FIELD
                SERVICES...................................       50,522         45,388
       900    ING Groep N.V. -- INSURANCE..................       43,099         55,513
     1,300    Koninklijke Ahold N.V.
                ADR -- RETAIL-GROCERY......................       49,316         48,913
       600    Koninklijke Philips Electronics N.V.
                ADR -- ELECTRONIC COMPONENTS...............       37,524         51,225
     2,500    Pakhoed N.V. -- TRANSPORTATION...............       59,811         57,925
       800    Royal Dutch Petroleum Co. NY
                Shares -- OIL-CRUDE PETROLEUM AND GAS......       41,490         46,950
     2,000    United Pan-Europe Communications N.V.
                (a) -- TELECOMMUNICATIONS..................       65,540        103,578
     1,200    VNU N.V. -- PUBLISHING.......................       36,628         48,626
                                                              -----------    -----------
                                                                 492,454        556,296
                                                              -----------    -----------
              NORWAY-0.38%
     1,825    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                FIELD SERVICES.............................       25,849         22,813
                                                              -----------    -----------
              PORTUGAL-0.41%
       580    Portugal Telecom S.A. ADR -- TELEPHONE
                SERVICES...................................       27,765         24,469
                                                              -----------    -----------

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 1999 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              RUSSIA-0.55%
     2,000    Vimpel-Communications ADR (a) -- TELEPHONE
                SERVICES...................................   $   29,995     $   33,000
                                                              -----------    -----------
              SINGAPORE-1.51%
     6,000    Asia Pulp & Paper Company Ltd. ADR
                (a) -- PAPER...............................       53,975         63,000
     3,500    World Equity Benchmark Share-Singapore Index
                Series -- UNIT INVESTMENT TRUST............       22,890         26,906
                                                              -----------    -----------
                                                                  76,865         89,906
                                                              -----------    -----------
              SOUTH KOREA-1.22%
     4,400    Korea Electric Power Corp.
                ADR -- UTILITIES-ELECTRIC..................       60,915         72,600
                                                              -----------    -----------
              SPAIN-3.60%
     2,200    Argentaria S.A. -- BANKS.....................       44,427         51,812
     2,000    Endesa S.A. ADR -- UTILITIES-ELECTRIC........       43,455         44,125
     2,100    Repsol S.A. ADR -- OIL-CRUDE PETROLEUM AND
                GAS........................................       35,080         34,650
       606    Telefonica S.A. ADR -- TELEPHONE SERVICES....       73,683         84,461
                                                              -----------    -----------
                                                                 196,645        215,048
                                                              -----------    -----------
              SWEDEN-0.45%
     1,000    Ericsson (L.M.) Telephone Co. Class B
                ADR -- TELECOMMUNICATION EQUIPMENT.........       23,125         27,000
                                                              -----------    -----------
              SWITZERLAND-0.68%
         2    Roche Holding AG -- DRUGS....................       23,037         23,567
        50    UBS AG -- BANKS..............................       16,964         17,011
                                                              -----------    -----------
                                                                  40,001         40,578
                                                              -----------    -----------
              TAIWAN-0.40%
     1,000    Taiwan Semiconductor Manufacturing Co. Ltd.
                ADR (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................       19,091         24,000
                                                              -----------    -----------
              UNITED KINGDOM-10.75%
     9,200    ARM Holdings plc
                (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................       22,333         98,950
       302    BP Amoco plc ADR -- OIL-REFINING.............       23,205         34,183
       600    British Airways plc ADR -- AIRLINES..........       45,532         47,550
       300    British Telecommunications plc
                ADR -- TELEPHONE SERVICES..................       48,993         50,325
     2,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                RADIO, TV, AUDIO...........................       25,129         42,829
     3,000    Granada Group plc -- DIVERSIFIED COMPANIES...       67,847         63,760
     2,800    Lloyds TSB Group plc -- BANKS................       37,203         45,105
     2,600    National Westminster Bank plc -- BANKS.......       52,090         62,668
     1,500    Pearson plc -- PUBLISHING....................       20,729         31,856
     2,100    Scottish and Southern Energy
                plc -- UTILITIES-ELECTRIC..................       20,177         19,645
    15,000    Telewest Communications plc
                (a)(e) -- TELECOMMUNICATIONS...............       45,300         69,194
     2,500    Unilever plc -- CONSUMER GOODS...............       20,244         22,260
       300    Vodafone Group plc ADR -- TELEPHONE
                SERVICES...................................       26,337         53,813
                                                              -----------    -----------
                                                                 455,119        642,138
                                                              -----------    -----------
              UNITED STATES-3.46%
     1,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       50,000         75,250
     1,500    Global TeleSystems Group, Inc.
                (a) -- TELECOMMUNICATIONS..................       48,750         99,188
       500    Schlumberger Ltd. -- OIL AND GAS FIELD
                SERVICES...................................       38,920         31,938
                                                              -----------    -----------
                                                                 137,670        206,376
                                                              -----------    -----------
              TOTAL COMMON STOCKS..........................   $4,235,676     $5,246,678
                                                              -----------    -----------
                                                              -----------    -----------

PREFERRED STOCKS-0.62%

--------------------------------------------------------------------------------
                                                                            Market
   Shares                                                   Cost (b)       Value (c)
   -----                                                   -----------    -----------
           GERMANY-0.62%
    100    SAP AG Systeme Preferred
              -- COMPUTER-SOFTWARE......................   $   41,118     $   37,030
                                                           -----------    -----------
           TOTAL LONG-TERM INVESTMENTS..................   $4,276,794     $5,283,708
                                                           -----------    -----------
                                                           -----------    -----------

SHORT-TERM INVESTMENTS-10.25%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   ---------                                                   -----------
               BANKS-3.57%
   $212,927    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 4.71%........   $  212,927
                                                               -----------
               U.S. GOVERNMENT AGENCY-6.68%
    400,000    Federal National Mortgage Association, 4.75%,
                 5-18-1999..................................      399,066
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................      611,993
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $4,888,787)................................   $5,895,701
                                                               -----------
                                                               -----------

 (a) Presently not paying dividend income.
 (b) At April 30, 1999, the cost of securities for federal income tax purposes was $4,888,787 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 1,093,828
          Unrealized depreciation...........................      (86,914)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 1,006,914
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date
Acquired   Shares/Par   Security                                                                                  Cost Basis
---------  -----------  ----------------------------------------------------------------------------------------  -----------
1998            1,100   Deutsche Lufthansa AG                                                                      $  19,789
1998            1,000   Fujitsu Support and Service,Inc.                                                              31,414
1998              600   KCI Konecranes International plc                                                              21,042
1999           15,000   Telewest plc                                                                                  45,300
1998              700   Vestas Wind Systems A/S                                                                       28,631

    The value of these securities at April 30, 199, was $287,457 which represents 4.81% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

(Unaudited)

April 30, 1999

--------------------------------------------------------------------------------
                                                                  GLOBAL       INTERNATIONAL
                                                                  GROWTH          EQUITY
                                                                PORTFOLIO        PORTFOLIO
                                                              --------------   -------------
ASSETS:
  Investments in securities, as detailed in the accompanying schedules, at market (cost $96,204,201; $4,888,787)(Note
    1)......................................................    $149,110,416     $5,895,701
  Collateral for securities lending transactions (Note 1)...      29,306,879             --
    Investment securities sold..............................       4,086,545         28,300
    Interest and dividends..................................         264,766         13,251
    Subscriptions of capital stock..........................              --          1,182
  Deferred registration costs (Note 1)......................          16,802         23,502
  Deferred organization costs (Note 1)......................              --         18,585
  Prepaid expenses..........................................           6,004          1,460
                                                              --------------   -------------
TOTAL ASSETS................................................     182,791,412      5,981,981
                                                              --------------   -------------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts -- net (Note 1 and 3).........................           4,238             55
  Payable upon return of securities loaned (Note 1).........      29,306,879             --
  Redemptions of capital stock..............................          53,799             --
  Payable for investment advisory and management fees (Note
    2)......................................................         126,525          4,579
  Payable for distribution fees (Note 2)....................           5,486            174
  Accounts payable and accrued expenses.....................          47,967          5,817
                                                              --------------   -------------
TOTAL LIABILITIES...........................................      29,544,894         10,625
                                                              --------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01 per
    share-authorized 10,000,000,000; 10,000,000,000 shares;
    respectively............................................      84,343,794      4,887,128
  Unrealized appreciation of investments in securities and
    other unrealized appreciation of investments............      52,903,453      1,006,908
  Undistributed net investment loss.........................        (638,856)       (13,159)
  Accumulated net realized gain from the sale of
    investments.............................................      16,638,127         90,479
                                                              --------------   -------------
TOTAL NET ASSETS............................................    $153,246,518     $5,971,356
                                                              --------------   -------------
                                                              --------------   -------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $115,905,545 and
  $5,137,738; respectively and 4,365,004 and 392,857 shares
  outstanding; respectively)................................          $26.55         $13.08
                                                              --------------   -------------
Class B shares (based on net assets of $12,625,971 and
  $323,823; respectively and 490,893 and 24,797 shares
  outstanding; respectively)................................          $25.72         $13.06
                                                              --------------   -------------
Class C shares (based on net assets of $5,172,364 and
  $79,326; respectively and 200,954 and 6,074 shares
  outstanding; respectively)................................          $25.74         $13.06
                                                              --------------   -------------
Class H shares (based on net assets of $19,542,638 and
  $430,469; respectively and 759,628 and 32,991 shares
  outstanding; respectively)................................          $25.73         $13.05
                                                              --------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

For the Six-Month Period Ended April 30, 1999

(Unaudited)

--------------------------------------------------------------------------------
                                                                 GLOBAL      INTERNATIONAL
                                                                 GROWTH         EQUITY
                                                               PORTFOLIO       PORTFOLIO
                                                              ------------   -------------
NET INVESTMENT LOSS
  Income:
    Interest income.........................................  $   213,030      $   12,755
    Dividend income (Net of foreign witholding taxes of
     $37,270 and $2,507, respectively)......................      344,806          17,849
    Fee income (Note 1).....................................       15,039              --
                                                              ------------   -------------
  Total income..............................................      572,875          30,604
                                                              ------------   -------------
  Expenses:
    Investment advisory and management fees (Note 2)........      763,922          23,195
    Distribution fees (Class A) (Note 2)....................      145,333           5,058
    Distribution fees (Class B) (Note 2)....................       61,807           1,039
    Distribution fees (Class C) (Note 2)....................       24,231             233
    Distribution fees (Class H) (Note 2)....................       96,550           1,691
    Registration fees (Note 2)..............................       28,107          31,576
    Shareholders' notices and reports.......................       47,707             595
    Legal and auditing fees.................................       13,831           4,453
    Custodian fees..........................................       11,602           1,560
    Directors' fees and expenses............................        8,406             223
    Amortization of organization costs (Note 1).............           --           2,402
    Other...................................................        6,372             100
                                                              ------------   -------------
  Total expenses............................................    1,207,868          72,125
    Less reimbursable expenses (Note 2).....................           --         (30,561)
                                                              ------------   -------------
  Net expenses..............................................    1,207,868          41,564
                                                              ------------   -------------
NET INVESTMENT LOSS.........................................     (634,993)        (10,960)
                                                              ------------   -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY (NOTE 1):
  Net Realized gain (loss) from:
    Investments.............................................   17,756,183         186,504
    Foreign currency transactions...........................       (3,863)           (212)
                                                              ------------   -------------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................   17,752,320         186,292
                                                              ------------   -------------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................    3,906,790         981,091
    Translation of assets and liabilities denominated in
     foreign currency.......................................       (9,471)           (196)
                                                              ------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................    3,897,319         980,895
                                                              ------------   -------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY................   21,649,639       1,167,187
                                                              ------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $21,014,646      $1,156,227
                                                              ------------   -------------
                                                              ------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                                                FOR THE          FOR THE
                                              PERIOD ENDED      YEAR ENDED
                                             APRIL 30, 1999    OCTOBER 31,
                                              (UNAUDITED)          1998
                                             --------------   --------------
OPERATIONS:
  Net investment loss......................    $   (634,993)    $   (965,929)
  Net realized gain on investments and
    foreign currency transactions..........      17,752,320           59,734
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency transactions..........       3,897,319       (3,486,892)
                                             --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................      21,014,646       (4,393,087)
                                             --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (3,057,551 and 1,552,939
     shares)...............................      77,187,505       36,123,386
    Class B (46,534 and 131,138 shares)....       1,146,423        3,180,889
    Class C (288,549 and 226,311 shares)...       7,091,323        5,083,375
    Class H (61,390 and 233,363 shares)....       1,500,959        5,638,972
  Less cost of repurchase of shares
    Class A (3,471,236 and 2,011,444
     shares)...............................     (88,239,925)     (47,665,203)
    Class B (73,895 and 101,731 shares)....      (1,826,511)      (2,447,446)
    Class C (309,719 and 203,240 shares)...      (7,575,789)      (4,576,747)
    Class H (123,806 and 209,304 shares)...      (3,043,949)      (5,020,976)
                                             --------------   --------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS.............................     (13,759,964)      (9,683,750)
                                             --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....       7,254,682      (14,076,837)
                                             --------------   --------------
NET ASSETS:
  Beginning of period......................     145,991,836      160,068,673
                                             --------------   --------------
  End of period (includes undistributed net
    investment loss of $638,856 and $0,
    respectively)..........................    $153,246,518     $145,991,836
                                             --------------   --------------
                                             --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                                JANUARY 27,
                                                 FOR THE            1998
                                              PERIOD ENDED     (INCEPTION) TO
                                             APRIL 30, 1999     OCTOBER 31,
                                               (UNAUDITED)          1998
                                             ---------------   --------------
OPERATIONS:
  Net investment income (loss).............    $  (10,960)       $   14,336
  Net realized gain (loss) on investments
    and foreign currency transactions......       186,292           (96,045)
  Net change in unrealized appreciation of
    investments and foreign currency
    transactions...........................       980,895            26,013
                                             ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................     1,156,227           (55,696)
                                             ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A..................................       (32,863)               --
  Class B..................................          (483)               --
  Class C..................................          (104)               --
  Class H..................................          (977)               --
                                             ---------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS........       (34,427)               --
                                             ---------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (176,933 and 387,353 shares)...     2,071,034         4,043,736
    Class B (11,668 and 19,009 shares).....       136,169           211,529
    Class C (4,349 and 7,175 shares).......        49,851            71,961
    Class H (11,030 and 29,140 shares).....       127,946           319,091
  Proceeds from shares issued as a result
    of reinvested dividends
    Class A (2,969 and 0 shares)...........        32,809                --
    Class B (43 and 0 shares)..............           483                --
    Class C (9 and 0 shares)...............           104                --
    Class H (88 and 0 shares)..............           973                --
  Less cost of repurchase of shares
    Class A (111,465 and 62,933 shares)....    (1,303,732)         (655,273)
    Class B (803 and 5,120 shares).........        (9,357)          (54,231)
    Class C (1,285 and 4,174 shares).......       (13,535)          (41,910)
    Class H (4,018 and 3,249 shares).......       (47,159)          (35,237)
                                             ---------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS.............................     1,045,586         3,859,666
                                             ---------------   --------------
TOTAL INCREASE IN NET ASSETS...............     2,167,386         3,803,970
                                             ---------------   --------------

NET ASSETS:
  Beginning of period......................     3,803,970                --
                                             ---------------   --------------
  End of period (includes undistributed
    (excess of distributions over) net
    investment income of ($13,159) and
    $14,316, respectively).................    $5,971,356        $3,803,970
                                             ---------------   --------------
                                             ---------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the portfolios is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The portfolios offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the six-month period ended April 30, 1999, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $41,293,028 and $50,279,636 for Global Growth Portfolio; and $2,816,577 and $1,586,013 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At April 30, 1999, securities valued at $28,278,386 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $29,306,879 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $15,039 for the six-month period ended April 30, 1999. The risks to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios.

--------------------------------------------------------------------------------

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain and undistributed net investment loss have been increased (decreased).

                                                 Undistributed
                                                   Net
                                                 Investment   Accumulated
                                                   Loss        Gains
---------------------------------------------------------------------
Global Growth Portfolio......................    $(3,863)     $3,863
International Equity Portfolio...............    $  (212)     $  212

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolios to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs will be amortized over 60 months on a straight line basis, beginning March 2, 1998.

   ILLIQUID SECURITIES: At April 30, 1999, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at April 30, 1999, were $4,134,045 for Global Growth and $287,457 for International Equity which represents 2.70% and 4.81% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the Global Growth and International Equity portfolios.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the portfolios) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $164,003 and $17,218 for Class A, $22,500 and $114 for Class B, $829 and $2 for Class C, and $41,949 and $1,192 for Class H for the Global Growth and International Equity Portfolios, respectively, for the six-month period ended April 30, 1999.

   Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing March 2, 1998 to 1.70% of average daily net assets for Class A, and 2.45% for Classes B, C and
   H. For the six-month period ended April 30, 1999, Advisers reimbursed the portfolio $30,561.

   Legal fees and expenses aggregating $2,251 and $99 for the Global Growth and International Equity portfolios, respectively, for the six-month period ended April 30, 1999, were paid to a law firm of which the secretary of the portfolios is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At April 30, 1999, the portfolios entered into forward foreign currency exchange contracts that obligated the portfolios to receive currencies at a specified future date. The unrealized depreciation of $4,238 and $55 for Global Growth and International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    GLOBAL GROWTH PORTFOLIO
    ------------------------------------------------------------------------------------------------------------------------------
                          Currency           U.S. Dollar Value          Currency           U.S. Dollar Value        Appreciation/
     Settle Date      To Be Delivered      As Of April 30, 1998      To Be Received      As Of April 30, 1998      (Depreciation)
    ------------------------------------------------------------------------------------------------------------------------------
      May 7, 1999        1,566,751         $          2,522,628         2,518,084        $          2,518,084      $       (4,544)
                       British Pound                                   U.S.Dollar
     May 10, 1999          49,551                        79,782          79,578                        79,578                (204)
                       British Pounds                                  U.S.Dollar
     May 12, 1999         118,618                       125,497          126,007                      126,007                 510
                            Euro                                       U.S.Dollar
                                                    -----------                                   -----------             -------
                                           $          2,727,907                          $          2,723,669      $       (4,238)
                                                    -----------                                   -----------             -------

FORTIS WORLDWIDE PORTFOLIOS, INC.

(Unaudited)

--------------------------------------------------------------------------------

                                                    INTERNATIONAL EQUITY PORTFOLIO
    ------------------------------------------------------------------------------------------------------------------------------
                          Currency           U.S. Dollar Value          Currency           U.S. Dollar Value        Appreciation/
     Settle Date      To Be Delivered      As Of April 30, 1998      To Be Received      As Of April 30, 1998      (Depreciation)
    ------------------------------------------------------------------------------------------------------------------------------
      May 7, 1999          17,576                        28,300          28,245                        28,245                 (55)
                       British Pound                                   U.S. Dollar
                                                    -----------                                   -----------             -------
                                           $             28,300                          $             28,245      $          (55)
                                                    -----------                                   -----------             -------

--------------------------------------------------------------------------------
4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                            Class A
                                           -------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                           -------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999**        1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   23.18    $   23.92    $   21.28    $   18.24    $   14.78    $  14.42
                                           ---------    ---------    ---------    ---------    ---------    --------
Operations:
  Investment loss - net.................        (.09)        (.12)        (.07)        (.06)        (.09)       (.04)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        3.46         (.62)        2.71         3.10         3.55         .40
                                           ---------    ---------    ---------    ---------    ---------    --------
Total from Operations...................        3.37         (.74)        2.64         3.04         3.46         .36
                                           ---------    ---------    ---------    ---------    ---------    --------
Net asset value, end of period..........   $   26.55    $   23.18    $   23.92    $   21.28    $   18.24    $  14.78
                                           ---------    ---------    ---------    ---------    ---------    --------
Total Return @..........................       14.54%       (3.09%)      12.41%       16.67%       23.41%       2.50%
Net assets end of period (000s
  omitted)..............................   $ 115,906    $ 110,772    $ 125,268    $ 107,607    $  68,302    $ 55,214
Ratio of expenses to average daily net
  assets................................        1.40%*       1.42%        1.44%        1.51%        1.73%       1.72%
Ratio of net investment income to
  average daily net assets..............        (.66%)*      (.44%)       (.29%)       (.33%)       (.55%)      (.35%)
Portfolio turnover rate.................          29%          29%          30%          18%          27%         21%

                                                                   Class B
                                           --------------------------------------------------------
                                                            Year Ended October 31,
                                           --------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999**       1998        1997       1996        1995+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  22.54    $  23.42    $  20.98    $ 18.12    $   14.60
                                           --------    --------    --------    -------    ---------
Operations:
  Investment loss - net.................       (.28)       (.26)       (.27)      (.24)        (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       3.46        (.62)       2.71       3.10         3.61
                                           --------    --------    --------    -------    ---------
Total from Operations...................       3.18        (.88)       2.44       2.86         3.52
                                           --------    --------    --------    -------    ---------
Net asset value, end of period..........   $  25.72    $  22.54    $  23.42    $ 20.98    $   18.12
                                           --------    --------    --------    -------    ---------
Total Return @..........................      14.11%      (3.76%)     11.63%     15.78%       24.11%
Net assets end of period (000s
  omitted)..............................   $ 12,626    $ 11,680    $ 11,446    $ 5,735    $     991
Ratio of expenses to average daily net
  assets................................       2.15%*      2.17%       2.19%      2.26%        2.48%*
Ratio of net investment income to
  average daily net assets..............      (1.41%)*    (1.19%)     (1.03%)     (.99%)      (1.42%)*
Portfolio turnover rate.................         29%         29%         30%        18%          27%

*      Annualized.
**     For the six-month period ended April 30, 1999.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                                  Class C
                                           -----------------------------------------------------
                                                          Year Ended October 31,
                                           -----------------------------------------------------
GLOBAL GROWTH PORTFOLIO                    1999**      1998       1997       1996        1995+
------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $22.55     $ 23.43    $ 21.00    $ 18.13    $   14.60
                                           -------    -------    -------    -------    ---------
Operations:
  Investment loss - net.................     (.27)       (.26)      (.28)      (.23)        (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     3.46        (.62)      2.71       3.10         3.62
                                           -------    -------    -------    -------    ---------
Total from Operations...................     3.19        (.88)      2.43       2.87         3.53
                                           -------    -------    -------    -------    ---------
Net asset value, end of period..........   $25.74     $ 22.55    $ 23.43    $ 21.00    $   18.13
                                           -------    -------    -------    -------    ---------
Total Return @..........................    14.15%      (3.76%)    11.57%     15.83%       24.18%
Net assets end of period (000s
  omitted)..............................   $5,172     $ 5,009    $ 4,664    $ 3,087    $     434
Ratio of expenses to average daily net
  assets................................     2.15%*      2.17%      2.19%      2.26%        2.48%*
Ratio of net investment income to
  average daily net assets..............    (1.41%)*    (1.20%)    (1.04%)     (.99%)      (1.55%)*
Portfolio turnover rate.................       29%         29%        30%        18%          27%

                                                                    Class H
                                           ---------------------------------------------------------
                                                            Year Ended October 31,
                                           ---------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999**       1998        1997        1996        1995+
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  22.54    $  23.42    $  20.99    $  18.12    $   14.60
                                           --------    --------    --------    --------    ---------
Operations:
  Investment loss - net.................       (.27)       (.26)       (.28)       (.23)        (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       3.46        (.62)       2.71        3.10         3.61
                                           --------    --------    --------    --------    ---------
Total from Operations...................       3.19        (.88)       2.43        2.87         3.52
                                           --------    --------    --------    --------    ---------
Net asset value, end of period..........   $  25.73    $  22.54    $  23.42    $  20.99    $   18.12
                                           --------    --------    --------    --------    ---------
Total Return @..........................      14.15%      (3.76%)     11.58%      15.84%       24.11%
Net assets end of period (000s
  omitted)..............................   $ 19,543    $ 18,531    $ 18,690    $ 10,765    $   2,141
Ratio of expenses to average daily net
  assets................................       2.15%*      2.17%       2.19%       2.26%        2.48%*
Ratio of net investment income to
  average daily net assets..............      (1.41%)*    (1.19%)     (1.04%)     (1.02%)      (1.46%)*
Portfolio turnover rate.................         29%         29%         30%         18%          27%

*      Annualized.
**     For the six-month period ended April 30, 1999.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

FORTIS WORLDWIDE PORTFOLIOS, INC.

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                  Class A
                                           ----------------------
INTERNATIONAL EQUITY PORTFOLIO              1999***      1998**
-----------------------------------------------------------------
Net asset value, beginning of period....   $   10.36    $   10.46
                                           ---------    ---------
Operations:
  Investment gain (loss) - net..........        (.01)         .02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        2.83         (.12)
                                           ---------    ---------
Total from Operations...................        2.82         (.10)
                                           ---------    ---------
Total distributions to shareholders from
 investment income - net................        (.10)          --
                                           ---------    ---------
Net asset value, end of period..........   $   13.08    $   10.36
                                           ---------    ---------
Total return @..........................       27.36%        (.96)%
Net assets end of period (000s
  omitted)..............................   $   5,138    $   3,362
Ratio of expenses to average daily net
  assets (a)............................        1.70%*       1.70%*
Ratio of net investment income to
  average daily net assets (a)..........        (.40)%*       .57%*
Portfolio turnover rate.................          38%          43%

                                                 Class B
                                           --------------------
INTERNATIONAL EQUITY PORTFOLIO             1999***      1998**
---------------------------------------------------------------
Net asset value, beginning of period....   $ 10.33     $  10.45
                                           --------    --------
Operations:
  Investment gain (loss) - net..........      (.07)         -0-
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      2.83         (.12)
                                           --------    --------
Total from Operations...................      2.76         (.12)
                                           --------    --------
Total distributions to shareholders from
 investment income - net................      (.03)          --
                                           --------    --------
Net asset value, end of period..........   $ 13.06     $  10.33
                                           --------    --------
Total return @..........................     26.82%       (1.15)%
Net assets end of period (000s
  omitted)..............................   $   324     $    143
Ratio of expenses to average daily net
  assets (a)............................      2.45%*       2.45%*
Ratio of net investment income to
  average daily net assets (a)..........     (1.15)%*      (.18)%*
Portfolio turnover rate.................        38%          43%

*      Annualized.
** For the period March 2,1998 (date shares first offered to the public) to October 31, 1998.
***    For the six-month period ended April 30, 1999.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes , brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average net assets. For the six-month period ended April 30, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 3.03% and (1.73%) for class A, 3.78% and (2.48%) for class B. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 3.70% and (1.43%) for class A, and 4.45% and (2.18%) for class B.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                Class C
                                           ------------------
INTERNATIONAL EQUITY PORTFOLIO             1999***    1998**
-------------------------------------------------------------
Net asset value, beginning of period....   $10.32     $10.45
                                           -------    -------
Operations:
  Investment gain (loss) - net..........     (.06)      (.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     2.83       (.12)
                                           -------    -------
Total from Operations...................     2.77       (.13)
                                           -------    -------
Total distributions to shareholders from
 investment income - net................     (.03)        --
                                           -------    -------
Net asset value, end of period..........   $13.06     $10.32
                                           -------    -------
Total return @..........................    26.94%     (1.24)%
Net assets end of period (000s
  omitted)..............................   $   79     $   31
Ratio of expenses to average daily net
  assets (a)............................     2.45%*     2.45%*
Ratio of net investment income to
  average daily net assets (a)..........    (1.15)%*    (.18)%*
Portfolio turnover rate.................       38%        43%

                                                 Class H
                                           --------------------
INTERNATIONAL EQUITY PORTFOLIO             1999***      1998**
---------------------------------------------------------------
Net asset value, beginning of period....   $ 10.32     $  10.45
                                           --------    --------
Operations:
  Investment gain (loss) - net..........      (.07)        (.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      2.83         (.12)
                                           --------    --------
Total from Operations...................      2.76         (.13)
                                           --------    --------
Total distributions to shareholders from
 investment income - net................      (.03)          --
                                           --------    --------
Net asset value, end of period..........   $ 13.05     $  10.32
                                           --------    --------
Total return @..........................     26.84%       (1.24)%
Net assets end of period (000s
  omitted)..............................   $   430     $    267
Ratio of expenses to average daily net
  assets (a)............................      2.45%*       2.45%*
Ratio of net investment income to
  average daily net assets (a)..........     (1.15)%*      (.18)%*
Portfolio turnover rate.................        38%          43%

*      Annualized.
** For the period March 2,1998 (date shares first offered to the public) to October 31, 1998.
***    For the six-month period ended April 30, 1999.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes , brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average net assets. For the six-month period ended April 30, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 3.78% and (2.48) for class C and 3.78% and (2.48%) for class H. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 4.45% and (2.18%) for class C and 4.45% and (2.18%) for class H.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

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

[LOGO]

FORTIS

Solid partners, flexible solutions-SM-


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriters;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


                                                              ---------------
FORTIS FINANCIAL GROUP                                           Bulk Rate
P.O. BOX 64284                                                  U.S. Postage
St. Paul, MN 55164                                                   PAID
                                                              Permit No. 3794
                                                              Minneapolis, MN
                                                              ---------------
FORTIS WORLDWIDE PORTFOLIOS


[recycle symbol]  Printed on recycled paper with
                  40% preconsumer waste and 10%
                  post consumer waste. Please recycle.

The Fortis logo and Fortis-SM- are
servicemarks of Fortis AMEV and Fortis AG.



96407 -C-Fortis 6/99